SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -----------------------

                                  FORM 8-K/A(2)

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported):  February 7, 1998
                                                         ----------------

                              CABLETRON SYSTEMS, INC
             -----------------------------------------------------
               (Exact name of Registrant as Specified in Charter)


        DELAWARE                           0-10228             04-2797263
-----------------------------------    ----------------   -------------------
 (State or Other Jurisdiction          (Commission File     (I.R.S. Employer
     of Incorporation)                      Number)        Identification No.)


         35 Industrial Way, Rochester, NH                     03867
         ---------------------------------------            ---------
         (Address of Principal Executive Offices)           (Zip Code)


                                (603) 332-9400
              ---------------------------------------------------
              (Registrant's telephone number including area code)


================================================================================

The undersigned Registrant hereby amends Item 7 Exhibit 7 (c) of its Current Report on Form 8-K/A for an event occurring on February 7, 1998 and filed on March 4, 1998.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CABLETRON SYSTEMS, INC.

Date:  July 23, 1999          By: /s/ David J. Kirkpatrick
                                      ---------------------
                                      David J. Kirkpatrick
                                      Corporate Executive Vice President of
                                      Finance and Chief Financial Officer

TYPE:  EX-7.(C)
 SEQUENCE:  7
 DESCRIPTION:  NOTES TO FINANCIAL STATEMENTS OF BUSINESS ACQUIRED




EXHIBIT 7(C)
                         NETWORK PRODUCTS BUSINESS OF
                         DIGITAL EQUIPMENT CORPORATION

                         NOTES TO FINANCIAL STATEMENTS

                             (tables in thousands)
            Information as of September 27, 1997 and for the three
                        months then ended, is unaudited

1.   BACKGROUND:
     ----------

     Pursuant to an Asset Purchase Agreement (the "Agreement") between Digital Equipment Corporation ("Digital") and Cabletron Systems, Inc. ("Cabletron"), dated November 24, 1997 and amended February 7, 1998, Digital sold to Cabletron certain assets consisting principally of Property, plant and Equipment and inventory of the Network Products Business of Digital (the "Business"). Digital and Cabletron are also entering into certain related service and supply agreements.

     The Network Products Business is involved in the design, production and marketing of computer networking products.

2.   BASIS OF PRESENTATION:
     ---------------------

The statement of assets sold and the statement of revenue and direct operating expenses (the "Statements") are derived from the historical books and records of Digital and present assets sold and revenue and direct operating expenses of the Business. With the exception of plant, property and certain equipment as specified in the Agreement, the assets and the revenue and direct operating expenses in the Statements represent the assets and the revenues and direct operating expenses of the Business sold pursuant to the Agreement. Certain direct operating expenses presented in these statements have been allocated based on management's estimates of the cost of services provided to the Business by Digital. Such expenses include manufacturing costs such as distribution and logistics and corporate overhead. Management believes that these allocations are based on assumptions that are reasonable under the circumstances. The Business is not a separate taxable entity for federal, state or local income tax purposes. The Business' operations are included in the consolidated Digital tax returns. No income tax provision/(benefit) has been allocated. As a result of the foregoing, the Statements presented may not be indicative of the results of operations that would have been achieved had the Business been operated as a nonaffiliated entity.

The Statements are not full financial statements. The Company is not presenting full financial statements for several reasons. First, obtaining all of the information necessary to present full financial statements would have been difficult, time-consuming and costly. To the Company's knowledge, the Business prepared only management reports, not financial statements and these management reports did not include a balance sheet or cash flows or any allocations for corporate resources provided by Digital. Second, in order to present full financial statements, the Company believes that Digital would have had to rely to such a degree on estimates for intercompany costs and allocation of assets and liabilities that there was a substantial risk that the financial statements would have become uninformative, at best, or misleading at worst. Finally, the Statements, which reflect the assets and liabilities of the Business sold pursuant to the Agreement, more accurately portray the effect of the transaction on both Digital and the Company than full financial statements would have.

The Statements of the Business as of September 27, 1997 and for the three months then ended are unaudited. All adjustments (consisting only of normal recurring adjustments) have been made which, in the opinion of management, are necessary for a fair presentation. Results of operations for the three months ended September 27, 1997 are not necessarily indicative of the results that may be expected for any future period.


                                   Continued

                         NETWORK PRODUCTS BUSINESS OF
                         DIGITAL EQUIPMENT CORPORATION

                         NOTES TO FINANCIAL STATEMENTS

                             (tables in thousands)
            Information as of September 27, 1997 and for the three
                        months then ended, is unaudited



3.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
     ------------------------------------------

     The following policies were followed in the Statements presented:

     USE OF ESTIMATES

     The preparation of the Statements requires management to make estimates and judgments that affect the reported assets sold of the Business and its revenues and direct operating expense related disclosures. Such estimates include inventory reserves and allowance for sales returns. Actual results could differ from those estimates.

     FISCAL YEAR

     The fiscal year of Digital is the fifty-two/fifty-three week period ending the Saturday nearest the last day of June. The fiscal year ended June 28, 1997 included 52 weeks.

     TRANSLATION OF FOREIGN CURRENCIES

     For non-U.S. operations, the U.S. dollar is the functional currency. Monetary assets and liabilities of foreign subsidiaries are translated into U.S. dollars at current exchange rates. Nonmonetary assets and liabilities such as inventories and property, plant and equipment are translated at historical rates. Income and expense items are translated at average exchange rates prevailing during the year, except that inventories and depreciation charged to operations are translated at historical rates.

     REVENUE RECOGNITION

     Revenue from external sales is recognized at the time the product is shipped. Provisions for product sales returns and allowances are recorded in the same period as the related revenue.

                                   Continued

                         NETWORK PRODUCTS BUSINESS OF
                         DIGITAL EQUIPMENT CORPORATION

                         NOTES TO FINANCIAL STATEMENTS

                             (tables in thousands)
            Information as of September 27, 1997 and for the three
                        months then ended, is unaudited


     Revenue from affiliates is recognized at the point of transfer to affiliates at a transfer price negotiated by the business units of Digital.

     INVENTORIES

     Inventories are stated at the lower of cost (first-in, first-out) or market. Inventories are routinely subject to changes in value, resulting from rapid technological change, intense price competition and changes in customer demand patterns. While Digital has provided for estimated declines in market value of inventories, no estimate can be made of the rate of amounts of loss that are reasonably possible under various competitive conditions.


                             (tables in thousands)
            Information as of September 27, 1997 and for the three
                        months then ended, is unaudited




                            SEPTEMBER 27, 1997  JUNE 28, 1997
                            ------------------  -------------


          Raw materials                $ 4,645        $ 5,422
          Finished goods                53,441         57,077
                                       -------        -------
          Total inventories            $58,086        $62,499
                                       =======        =======


     RESEARCH AND ENGINEERING COSTS

     Research and engineering costs are charged to expense when incurred.

     PROPERTY, PLANT AND EQUIPMENT

     Property, plant and equipment are stated at cost, subject to review for impairment for significant assets whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable.



                                          SEPTEMBER 27, 1997  JUNE 28, 1997
                                          ------------------  -------------


       Land                                          $ 1,783        $ 1,783
       Buildings                                      17,423         17,365
       Machinery and equipment                        53,836         53,126
                                                     -------        -------

       Total property, plant and equipment            73,042         72,274

       Less accumulated depreciation                  47,826         46,637
                                                     -------        -------
       Net property, plant and equipment             $25,216        $25,637
                                                     =======        =======


     Depreciation expense was approximately $1,500,000 and $5,950,000 for the three months ended September 27, 1997 and the year ended June 28, 1997, respectively.

                                   Continued

                         NETWORK PRODUCTS BUSINESS OF
                         DIGITAL EQUIPMENT CORPORATION

                         NOTES TO FINANCIAL STATEMENTS

                             (tables in thousands)
            Information as of September 27, 1997 and for the three
                        months then ended, is unaudited

     Depreciation expense is computed principally on the following bases:

              CLASSIFICATION           DEPRECIATION LIVES AND METHODS
              --------------           ------------------------------

           Buildings                   33 years (straight-line)
           Leasehold improvements      Life of assets or term of lease whichever
                                       is shorter (straight-line)
           Machinery and equipment     2 to 10 years (principally accelerated
                                       methods)

     When assets are retired, or otherwise disposed of, the assets and related accumulated depreciation are removed from the accounts. Resulting gains and losses are included in income.

4.   POSTRETIREMENT AND OTHER POSTEMPLOYMENT BENEFITS:
     ------------------------------------------------

     PENSION PLANS

     The Business participates in Digital's defined benefit and defined contribution pension plans (the "Retirement Plan") covering substantially all employees. Those Digital Employees who accept employment with Cabletron will terminate from Digital and will maintain their vested rights in the Retirement Plan, with liability remaining with Digital. The benefits are based on years of service and compensation during the employee's career. Pension cost is based on estimated benefit payment formulas. It is Digital's policy to make tax-deductible contributions to the plans in accordance with local laws. The projected benefit obligation was determined using discount rates of 7.75% for both the three months ended September 27, 1997 and the year ended June 28, 1997. For the U.S. pension plan, there was no contribution in the fiscal year. The assets of the plans include corporate equity and debt securities, government securities and the real estate.

     The statement of revenue and direct operating expenses includes allocated costs as fringe benefits based upon an average cost per employee for the Retirement Plan of approximately $701,000 and $2,757,000 for the three months ended September 27, 1997 and the year ended June 28, 1997, respectively. These costs are reported as cost of sales for direct labor and selling, general

                                   Continued

                         NETWORK PRODUCTS BUSINESS OF
                         DIGITAL EQUIPMENT CORPORATION

                         NOTES TO FINANCIAL STATEMENTS

                             (tables in thousands)
            Information as of September 27, 1997 and for the three
                        months then ended, is unaudited


and administrative for indirect labor. The measurement dates for all plans were within 90 days of year-end.

     POSTRETIREMENT BENEFITS OTHER THAN PENSIONS

     The Business participates in Digital's defined benefit postretirement plans that provide medical and dental benefits for U.S. retirees and their eligible dependents. Substantially all of Digital's U.S. employees may become eligible for postretirement benefits if they reach retirement age while working for Digital. During the second quarter of fiscal 1997, Digital amended its U.S. postretirement medical plan to provide full retiree medical benefits only to employees working ten years after age 45. As a result of the amendment, Digital recognized a one-time curtailment gain. The majority of Digital's non-U.S. subsidiaries do not offer postretirement benefits other than pensions to retirees.

     Digital's postretirement benefit plans other than pensions are funded as costs are incurred. The postretirement benefit obligation was determined using discount rates of 7.75% for both the three months ended September 27, 1997 and the year ending June 28, 1997.

     The statement of revenue and direct operating expenses includes allocated costs/(credits) of fringe benefits (based upon an average cost/(credit) per employee) for the postretirement benefits of approximately $(417,000) and $(3,208,000) the three months ended September 27, 1997 and the year ended June 28, 1997, respectively.

5.   INTEREST EXPENSE:
     ----------------

     There was no direct interest expense incurred by the Business. However, the interest expense reflected in the statement of revenue and direct operating expenses is an allocation of Digital's worldwide interest expense based upon the ratio of the Business' assets sold to total Digital assets as of September 27, 1997 and June 28, 1997. Management believes that this method provides a reasonable basis for allocation within the Business' historical statement of revenue and direct operating expenses.

                                   Continued

                         NETWORK PRODUCTS BUSINESS OF
                         DIGITAL EQUIPMENT CORPORATION

                         NOTES TO FINANCIAL STATEMENTS

                             (tables in thousands)
            Information as of September 27, 1997 and for the three
                        months then ended, is unaudited

6.   DEPENDENCE ON CONTRACT ASSEMBLY MANUFACTURER:
     --------------------------------------------

     The Business currently relies on a single contract manufacturer to assemble certain products including switches. Although a number of contract manufacturers exist, the interruption or termination of the Business' current manufacturing relationship could have a short-term adverse effect on its operations. Under the Agreement, all of Digital's rights associated with this contract manufacturer are assigned to Cabletron.

7.   SUBSEQUENT EVENTS:
     -----------------

     In December 1997, the Business sold its other investment to a third party for $5,000,000. The agreement was amended to include in the assets sold to Cabletron, the proceeds from the sale of the investment.

     Digital is also selling to Cabletron a certain building with a net book value of $8,845,000 as of December 27, 1997. The building was occupied under an operating lease at June 28, 1997 and was purchased by Digital in November 1997.